EXHIBIT 10.28

                            THIRD AMENDMENT TO CREDIT
                              AGREEMENT AND CONSENT

         This THIRD AMENDMENT TO CREDIT AGREEMENT AND CONSENT (this
"AMENDMENT") is dated as of February 1, 2002 and entered into by and among HINES NURSERIES, INC., a California corporation ("COMPANY"), SUN GRO HORTICULTURE CANADA LTD., a Canadian corporation and successor by amalgamation to LAKELAND CANADA LTD. ("SUN GRO CANADA"; together with Company, the "BORROWERS"), the financial institutions listed on the signature pages hereof (each individually referred to herein as a "LENDER" and collectively as "LENDERS"), BANKERS TRUST COMPANY ("BTCO"), as administrative agent for Lenders (in such capacity, "Agent"), DEUTSCHE BANK CANADA ("DB CANADA"), successor by amalgamation to BT BANK OF CANADA, as Canadian agent (in such capacity, "CANADIAN AGENT"), BANK OF AMERICA, N.A. (formerly Bank of America National Trust and Savings Association) ("BOFA") as syndication agent (in such capacity, "SYNDICATION AGENT"), and HARRIS TRUST AND SAVINGS BANK ("HARRIS") as documentation agent (in such capacity, "DOCUMENTATION AGENT", collectively with the Agent and the Syndication Agent, the "AGENTS"), and, for purposes of Section 6 hereof, the Credit Support Parties (as defined in Section 6 hereof), and is made with reference to that certain Amended and Restated Credit Agreement dated as of June 26, 1998, by and among Borrowers, Lenders, Syndication Agent, Documentation Agent, Canadian Agent and Agent, as amended by that certain First Amendment to Credit Agreement dated as of March 3, 2000 and that certain Second Amendment to Credit Agreement and Limited Waiver dated as of November 28, 2000 (as so amended, the "CREDIT AGREEMENT"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

         WHEREAS, the Loan Parties have requested that the Credit Agreement be amended as provided herein;

         WHEREAS, The Lenders party hereto have agreed to amend the Credit Agreement on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT THAT BECOME EFFECTIVE ON THE THIRD AMENDMENT EFFECTIVE DATE

Effective on the Third Amendment Effective Date (hereinafter defined), the Credit Agreement is hereby amended in accordance with this Section 1.

         1.1 AMENDMENTS TO SECTION 1: DEFINITIONS.

                  A. Subsection 1.1 of the Credit Agreement is hereby amended by deleting the definitions "COMMITMENT FEE PERCENTAGE" and "CONSOLIDATED EBITDA" contained therein in their entireties and by substituting the following therefor:

                  "COMMITMENT FEE PERCENTAGE" means, as at any date of determination, with respect to the Revolving Loan Commitments, the percentage per annum set forth below opposite the applicable Consolidated Leverage Ratio or the applicable period:

                  a.  WORKING CAPITAL REVOLVING LOAN COMMITMENT:
                                                                  COMMITMENT FEE
                           CONSOLIDATED LEVERAGE RATIO            PERCENTAGE
                           ---------------------------            ----------

                           Greater than or equal to 3.50:1.00         0.50%
                           Less than 3.50:1.00                        0.375%

                  b.  REVOLVING B LOAN COMMITMENT:
                                                                  COMMITMENT FEE
                           PERIOD                                 PERCENTAGE
                           ------                                 ----------

                           Third Amendment Effective Date
                           through June 15, 2002                      0.50%

                           June 16, 2001 through but not including
                           Third Amendment Effective Date             0.15%

                  "CONSOLIDATED EBITDA" means, for any period, the sum of the amounts for such period of (i) Consolidated Net Income, (ii) Consolidated Interest Expense, (iii) provisions for taxes based on income, (iv) total depreciation expense, (v) total amortization expense, and (vi) other non-cash items reducing Consolidated Net Income excluding any such charges constituting an extraordinary item or loss or any such charge which requires an accrual of or a reserve for cash charges for any future period LESS other non-cash items increasing Consolidated Net Income, all of the foregoing as determined on a consolidated basis for Company and its Subsidiaries in conformity with GAAP; PROVIDED, HOWEVER, the portion of Consolidated EBITDA for any applicable period attributable to Subsidiaries of the Company that are not Domestic Subsidiaries shall not exceed 30% of total Consolidated EBITDA for such period.

                  B. Subsection 1.1 of the Credit Agreement is hereby further amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:

                  "SUN GRO SALE" shall have the meaning assigned thereto in the Third Amendment.

                  "THIRD AMENDMENT" means the Third Amendment to Credit Agreement and Consent dated as of the Third Amendment Effective Date, by and among Borrowers, Lenders, Syndication Agent, Documentation Agent, Canadian Agent and Agent.

                  "THIRD AMENDMENT EFFECTIVE DATE" means February 1, 2002, the date on which the Third Amendment became effective in accordance with its terms.

         1.2 AMENDMENTS TO SECTION 2: AMOUNTS AND TERMS OF COMMITMENTS AND
LOANS.

         A. Subsection 2.1A(vii) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

                   (vii) REVOLVING B LOANS. Each Revolving B Loan Lender severally agrees, subject to the limitations set forth below in the last sentence hereof, to lend to Company from time to time during the period from the Second Amendment Effective Date to the Revolving B Loan Commitment Termination Date an aggregate amount not exceeding its Pro Rata Share of the aggregate amount of the Revolving B Loan Commitment to be used for the purposes identified in subsection 2.5F. The amount of each Revolving B Loan Lender's Revolving B Loan Commitment is set forth opposite its name on Schedule 2.1 annexed hereto and the aggregate amount of the Revolving B Loan Commitments as of the Second Amendment Effective Date is $30,000,000; provided that the Revolving B Loan Commitment of Lenders shall be adjusted to give effect to any assignments of the Revolving B Loan Commitment pursuant to subsection 10.1B; and provided further, that the Revolving B Loan Commitment shall be reduced from time to time by the amount of any reductions thereto made pursuant to subsections 2.4B(ii) and 2.4B(iii). Each Revolving B Loan Lender's Revolving B Loan Commitment shall expire on the Revolving B Loan Commitment Termination Date and all Revolving B Loans and all other amounts owed hereunder with respect to the Revolving B Loans and the Revolving B Loan Commitments shall be paid in full no later than that date. Amounts borrowed under this subsection 2.1A(vii) may be repaid and reborrowed to but excluding the Revolving B Loan Commitment Termination Date; provided that from the Second Amendment Effective Date through March 14, 2001 and from June 16, 2001 through the Third Amendment Effective Date, the Company may not have any outstanding Revolving B Loans.

         B. The first paragraph of subsection 2.1C(ii) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

                  (ii) Promptly after receipt by Agent of a Notice of Borrowing pursuant to subsection 2.1B (or telephonic notice in lieu thereof) for any Tranche B Term Loans, Agent shall notify each Tranche B Term Loan Lender of the proposed borrowing. Each Tranche B Term Loan Lender shall make the amount of its Tranche B Term Loan available to Agent, in same day funds in Dollars, at the Domestic Funding and Payment Office, not later than 12:00 Noon (New York City time) on the applicable Funding Date. Promptly after receipt by Agent of a Notice of Borrowing pursuant to subsection 2.1B (or telephonic notice in lieu thereof) for any Loans, Agent shall notify each Domestic Lender (in the case of a Domestic Loan) or each Canadian Lender (in the case of a Canadian Term
         Loan) of the proposed borrowing. Each Lender shall make the amount of its Loan available to Agent (in the case of a Domestic Loan) or Canadian Agent (in the case of a Canadian Term Loan), in same day funds in Dollars, at the Domestic Funding and Payment Office, not later than 12:00 Noon (New York City time) (in the case of a Domestic Loan) or at the Canadian Funding and Payment Office, not later than 12:00 Noon (Toronto time) (in the case of a Canadian Term Loan) on the applicable Funding Date. Except as provided in subsection 3.3B with respect to Working Capital Revolving Loans used to reimburse any Issuing Lender for the amount of a drawing under a Letter of Credit issued by it, upon satisfaction or waiver of the conditions precedent specified in subsections 4.1 (in the case of Loans made on the Closing Date), 4.3 (in the case of Acquisition Loans), 4.5 (in the case of Revolving B Loans) and, subject to the provisions set forth in the immediately preceding paragraph, 4.2 (in the case of all Loans), Agent or Canadian Agent, as the case may be, shall make the proceeds of such Loans available to the applicable Borrower on the applicable Funding Date by causing an amount of same day funds in Dollars equal to the proceeds of all such Loans received by Agent or Canadian Agent, as the case may be, from Lenders to be credited to the account of the applicable Borrower at the Domestic Funding and Payment Office or at the Canadian Funding and Payment Office, as applicable.

         C. Subsection 2.4B(iii)(a) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

                  (a) PREPAYMENTS AND REDUCTIONS FROM NET ASSET SALE PROCEEDS.
         (i) No later than the first Business Day following (X) the date at which the applicable Borrower or its Subsidiaries determines such Net Asset Sale Proceeds shall not be reinvested in property or assets used in the business of the Borrower or its Subsidiaries and (Y) the first Business Day which is nine months (360 days in the case of Net Asset Sale Proceeds from the Sun Gro Sale that are not required to immediately prepay the Loans pursuant to Section 3A of the Third Amendment) after the date of receipt by the applicable Borrower or any of its Subsidiaries of Net Asset Sale Proceeds other than Net Asset Sale Proceeds covered by clause (ii) of this subsection 2.4B(iii)(a), such Borrower shall prepay the Loans and/or the Revolving Loan Commitments shall be permanently reduced in an aggregate amount equal to such Net Asset Sale Proceeds, PROVIDED THAT so long as no Event of Default shall have occurred and be continuing, such Net Asset Sale Proceeds (including Net Asset Sale Proceeds received from the Sun Gro Sale that, pursuant to the Third Amendment, are not immediately required to be applied to the prepayment of the Loans), to the extent reinvested in property or assets used in the business of the Borrower and its Subsidiaries within the nine-month period (or 360-day period, as the case may be) are not required to be applied to prepay the Loans and/or reduce the Revolving Loan Commitments under this subsection 2.4B(iii)(a); and (ii) Company may retain up to (X) $3,000,000 in aggregate Net Asset Sale Proceeds from the sale of the Lake Elsinore Property and (Y) $15,000,000 in aggregate Net Asset Sale Proceeds from the sale of its Lagoon Valley Property, provided that Company reinvests such Net Asset Sale Proceeds within twenty-four months of the receipt of such Net Asset Sale Proceeds in Replacement Assets (as such term is defined in the definition of Consolidated Capital Expenditures).

         1.3 AMENDMENTS TO SECTION 3: LETTERS OF CREDIT.

         Subsection 3.1A(ii) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

                  (ii) any Letter of Credit if, after giving effect to such issuance, the Letter of Credit Usage would exceed $7,500,000;

         1.4 AMENDMENTS TO SECTION 4: CONDITIONS TO LOANS AND LETTERS OF CREDIT.

         A. Subsections 4.2B(v) and 4.2B(vi) of the Credit Agreement are renumbered as subsections 4.2B(vi) and 4.2B(vii) respectively, and a new subsection 4.2B(v) is hereby added to the Credit Agreement to read as follows:

                  (v) The sum of Cash constituting collected and available balances in all Deposit Accounts and Cash Equivalents of Borrowers and their Subsidiaries MINUS the aggregate amount of all payments reasonably expected to be made by Borrowers and their Subsidiaries within three Business Days of the Funding Date does not exceed $15,000,000 or such larger amount as may be approved by Agent;

         B. A new subsection 4.5 is hereby added to the Credit Agreement to read as follows:

                  4.5 CONDITIONS TO REVOLVING B LOANS.

                  The obligations of Lenders to make the Revolving B Loans on each Funding Date are, in addition to the conditions precedent specified in subsections 4.1 and 4.2, subject to the Agent's receipt prior to that Funding Date of a Notice of Borrowing certifying (with supporting calculations) that the borrowing of such Revolving B Loan is permitted by the indebtedness incurrence test in Section 4.12 of the Subordinated Note Indenture and will constitute "Senior Debt" for purposes thereof.

         1.5 AMENDMENTS TO SECTION 7: BORROWERS' NEGATIVE COVENANTS.

         A. Subsection 7.1(iv) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

                  (iv) Company may become and remain liable with respect to Indebtedness to any of its wholly-owned Subsidiaries, and any wholly-owned Subsidiary of Company may become and remain liable with respect to Indebtedness to Company or any other wholly-owned Subsidiary of Company; PROVIDED that (a) all such intercompany Indebtedness shall be evidenced by promissory notes that are pledged to Agent pursuant to the terms of the applicable Collateral Document, (b) all such intercompany Indebtedness owed by any Borrower to any of its Subsidiaries shall be subordinated in right of payment to the payment in full of the Obligations pursuant to the terms of the applicable promissory notes or an intercompany subordination agreement, and (c) any payment by any Subsidiary of any Borrower under any guaranty of the Obligations shall result in a PRO TANTO reduction of the amount of any intercompany Indebtedness owed by such Subsidiary to such Borrower or to any of its Subsidiaries for whose benefit such payment is made; PROVIDED, FURTHER, that no such intercompany Indebtedness shall be owing at any time from any Canadian Subsidiary to Company or any Domestic Subsidiary other than the existing intercompany Indebtedness described in Schedule 7.1 annexed hereto;

         B. A new subsection 7.17 is hereby added to the Credit Agreement and shall read as follows:

         7.17 NO FOREIGN SUBSIDIARIES.

                  Company shall not, and shall not permit any of its Subsidiaries to, create, acquire or permit to exist any Subsidiary which is not a Domestic Subsidiary other than (a) those in existence on January 1, 2002 and (b) Subsidiaries created solely for the purpose of consummating the Sun Gro Sale provided that after giving effect to the Sun Gro Sale, such Persons are not Subsidiaries of the Company.

         1.6 SUBSTITUTION OF SCHEDULES.

         SCHEDULE 5.1 to the Credit Agreement is hereby amended by deleting said
SCHEDULE 5.1 in its entirety and substituting in place thereof a new SCHEDULE
5.1 in the form of ANNEX A annexed hereto.

         1.7 AMENDMENTS TO EXHIBITS.

NOTICE OF BORROWING. EXHIBIT I to the Credit Agreement is hereby amended by deleting it in its entirety and substituting therefore a new EXHIBIT I in the form of ANNEX B hereto.

SECTION 2. AMENDMENTS TO THE CREDIT AGREEMENT THAT BECOME EFFECTIVE UPON CONSUMMATION OF THE SUN GRO SALE (HEREINAFTER DEFINED)

Provided that this Amendment has been executed and delivered by (i) the Requisite Lenders, (ii) all Canadian Lenders, (iii) all Lenders having Working Capital Revolving Loan Commitments, (iv) all Lenders having Domestic Term Loans outstanding, (v) all Lenders having Acquisition Loans outstanding and (vi) all Revolving B Loan Lenders, upon the consummation, if ever, of the Sun Gro Sale, the Credit Agreement shall be further amended in accordance with this Section 2. For purposes of the preceding sentence, the execution and delivery of this Amendment by a Lender shall be binding upon any successor or assignee of such Lender.

         2.1 AMENDMENTS TO SECTION 1: DEFINITIONS.

         A. Subsection 1.1 of the Credit Agreement is hereby amended by deleting the definitions "ACQUISITION LOANS", "ACQUISITION NOTES", "APPLICABLE BASE RATE MARGIN", "APPLICABLE EURODOLLAR RATE MARGIN", "CASH EQUIVALENTS", "CLASS", "COMMITMENT FEE PERCENTAGE", "DOMESTIC LOANS", "DOMESTIC TERM LOANS", "DOMESTIC TERM NOTES", "MDCP", "PRO RATA SHARE", "REQUISITE CLASS LENDERS", "REVOLVING B LOAN COMMITMENT TERMINATION DATE", "REVOLVING LOAN COMMITMENT TERMINATION DATE", "REVOLVING LOAN EXPOSURE", "REVOLVING LOANS" and "REVOLVING NOTES" contained therein in their entireties and by respectively substituting the following therefor:

                  "ACQUISITION LOANS" means the Loans made by Domestic Lenders to Company pursuant to subsection 2.1A(iii). Immediately upon consummation of the Sun Gro Sale, all outstanding Acquisition Loans shall be reclassified automatically into Domestic Term Loans as provided in Section 3A of the Third Amendment.

                  "ACQUISITION NOTES" means (i) the promissory notes of Company issued pursuant to subsection 2.1E(i)(b) on the Closing Date and (ii) any promissory notes issued by Company pursuant to the last sentence of subsection 10.1B(i) in connection with assignments of the Acquisition Revolving Loan Commitments and Acquisition Loans of any Domestic Lenders prior to the consummation of the Sun Gro Sale, in each case substantially in the form of EXHIBIT IV-B annexed hereto, as they may be amended, supplemented or otherwise modified from time to time.

                  "APPLICABLE BASE RATE MARGIN" means as of any date of determination, (i) with respect to the Loans other than the Tranche B Term Loans and Revolving B Loans, a percentage per annum as set forth below opposite the applicable Consolidated Leverage Ratio; (ii) with respect to the Tranche B Term Loans, (a) if the Consolidated Leverage Ratio is less than 4.75:1.00, 2.75% per annum and (b) otherwise, 3.00%; and (iii) with respect to the Revolving B Loans, 2.25% per annum:

                  DOMESTIC TERM LOANS, WORKING CAPITAL REVOLVING LOANS AND SWING LINE LOANS:

                                                                 APPLICABLE BASE
                  CONSOLIDATED LEVERAGE RATIO                    RATE MARGIN
                  ---------------------------                    ---------------

                  Greater than or equal to 4.75:1.00             3.000%
                  Greater than or equal to 4.50:1.00
                  but less than 4.75:1.00                        2.750%
                  Greater than or equal to 4.25:1.00
                  but less than 4.50:1.00                        2.500%
                  Greater than or equal to 4.00:1.00
                  but less than 4.25:1.00                        2.250%
                  Greater than or equal to 3.75:1.00
                  but less than 4.00:1.00                        2.000%
                  Greater than or equal to 3.50:1.00
                  but less than 3.75:1.00                        1.750%
                  Greater than or equal to 3.00:1.00
                  but less than 3.50:1.00                        1.500%
                  Greater than or equal to 2.75:1.00
                  but less than 3.00:1.00                        1.250%
                  Greater than or equal to 2.50:1.00
                  but less than 2.75:1.00                        1.125%
                  Less than 2.50:1.00                            1.000%

                  From the date of the occurrence of the Sun Gro Sale until the delivery of the first Compliance Certificate after such date, Company's Consolidated Leverage Ratio shall be deemed to be the Consolidated Leverage Ratio determined pursuant to Section 4F of the Third Amendment, and the Applicable Base Rate Margin shall be determined accordingly.

                  "APPLICABLE EURODOLLAR RATE MARGIN" means as of any date of determination, (i) with respect to the Loans other than the Tranche B Term Loans and Revolving B Loans, a percentage per annum as set forth below opposite the applicable Consolidated Leverage Ratio; (ii) with respect to the Tranche B Term Loans, (a) if the Consolidated Leverage Ratio is less than 4.75:1.00, 3.75% per annum and (b) otherwise, 4.00%; and (iii) with respect to the Revolving B Loans, 3.25% per annum:

                  DOMESTIC TERM LOANS AND WORKING CAPITAL REVOLVING LOANS:

                                                              APPLICABLE
                                                              EURODOLLAR
                  CONSOLIDATED LEVERAGE RATIO                 RATE MARGIN
                  ---------------------------                 ------------

                  Greater than or equal to 4.75:1.00          4.000%
                  Greater than or equal to 4.50:1.00
                  but less than 4.75:1.00                     3.750%
                  Greater than or equal to 4.25:1.00
                  but less than 4.50:1.00                     3.500%
                  Greater than or equal to 4.00:1.00
                  but less than 4.25:1.00                     3.250%
                  Greater than or equal to 3.75:1.00
                  but less than 4.00:1.00                     3.000%
                  Greater than or equal to 3.50:1.00
                  but less than 3.75:1.00                     2.750%
                  Greater than or equal to 3.00:1.00
                  but less than 3.50:1.00                     2.500%
                  Greater than or equal to 2.75:1.00
                  but less than 3.00:1.00                     2.250%
                  Greater than or equal to 2.50:1.00
                  but less than 2.75:1.00                     2.125%
                  Less than 2.50:1.00                         2.000%

                  From the date of the occurrence of the Sun Gro Sale until the delivery of the first Compliance Certificate after such date, Company's Consolidated Leverage Ratio shall be deemed to be the Consolidated Leverage Ratio determined pursuant to Section 4F of the Third Amendment, and the Applicable Eurodollar Rate Margin shall be determined accordingly.

                  "CASH EQUIVALENTS" means, as at any date of determination, (a) marketable securities (1) issued or directly and unconditionally guaranteed as to interest and principal by the United States Government or (2) issued by any agency of the United States the obligations of which are backed by the full faith and credit of the United States, in each case maturing within one year after such date; (b) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof, in each case maturing within one year after such date and having, at the time of the acquisition thereof, the highest rating obtainable from either Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("MOODY'S"); (c) commercial paper maturing no more than one year from the date of creation thereof and having, at the time of the acquisition thereof, a rating of at least A-1 from S&P or at least P-1 from Moody's; (d) certificates of deposit or bankers' acceptances maturing within one year after such date and issued or accepted by any Lender or by any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia that (1) is at least "adequately capitalized" (as defined in the regulations of its primary Federal banking regulator) and (2) has Tier 1 capital (as defined in such regulations) of not less than $100,000,000; and (e) shares of any money market mutual fund that (1) has at least 95% of its assets invested continuously in the types of investments referred to in clauses (a) and
         (b) above, (2) has net assets of not less than $500,000,000, and (3) has the highest rating obtainable from either S&P or Moody's.

                  "CLASS" means, as applied to Lenders, each of the four classes of Lenders consisting of Lenders with (i) Domestic Term Loan Exposure,
         (ii) Working Capital Revolving Loan Exposure, (iii) Tranche B Term Loan Exposure, and (iv) Revolving B Loan Exposure.

                  "COMMITMENT FEE PERCENTAGE" means, as at any date of determination, with respect to the Revolving Loan Commitments, the percentage per annum set forth below opposite the applicable Consolidated Leverage Ratio or the applicable period:

                  a.  WORKING CAPITAL REVOLVING LOAN COMMITMENT:
                                                                      COMMITMENT FEE
                                                                      --------------
                      CONSOLIDATED LEVERAGE RATIO                     PERCENTAGE

                      Greater than or equal to 3.50:1.00              0.50%
                      Less than 3.50:1.00                             0.375%

                  b.  REVOLVING B LOAN COMMITMENT:
                                                                      COMMITMENT FEE
                      PERIOD                                          PERCENTAGE
                      ------                                          ----------

                      Third Amendment Effective Date
                      through June 15, 2002;
                      February 1, 2003 through June 15, 2003; and
                      February 1, 2004 through June 15, 2004          0.50%

                      June 16, 2001 through but not including
                      Third Amendment Effective Date;
                      June 16, 2002 through January 31, 2003; and
                      June 16, 2003 through January 31, 2004          0.15%

                  "DOMESTIC LOANS" means the Working Capital Revolving Loans, the Revolving B Loans or the Domestic Term Loans or any combination thereof.

                  "DOMESTIC TERM LOANS" means (i) the Term Loans purchased or made by Domestic Lenders to Company pursuant to subsection 2.1A(i) and
         (ii) immediately upon consummation of the Sun Gro Sale, all Acquisition Loans outstanding on such date, which, pursuant to Section 3A of the Third Amendment, are reclassified automatically as Domestic Term Loans upon the consummation of the Sun Gro Sale.

                  "DOMESTIC TERM NOTES" means (i) the promissory notes of Company issued pursuant to subsection 2.1E(i)(a) on the Closing Date,
         (ii) the Acquisition Notes and (iii) any promissory notes issued by Company pursuant to the last sentence of subsection 10.1B(i) in connection with assignments of the Domestic Term Loan Commitments or Domestic Term Loans of any Lenders, in each case substantially in the form of EXHIBIT IV-A annexed hereto, as they may be amended, supplemented or otherwise modified from time to time.

                  "MDCP" means (i) Madison Dearborn Capital Partners, L.P., a Delaware limited partnership or (ii) if the MDCP II Guaranty has become effective, Madison Dearborn Capital Partners II, L.P., a Delaware limited partnership.

                  "MDCP GUARANTY" means the (i) MDCP Guaranty in an amount up to $30,000,000, substantially in the form of Exhibit XXVII annexed hereto, as such MDCP Guaranty may hereafter be amended, supplemented or otherwise modified from time to time or (ii) upon its effectiveness, the MDCP II Guaranty.

                  "PRO RATA SHARE" means (i) with respect to all payments, computations and other matters relating to the Domestic Term Loan Commitment or the Domestic Term Loan of any Domestic Lender, the percentage obtained by DIVIDING (x) the Domestic Term Loan Exposure of that Domestic Lender BY (y) the aggregate Domestic Term Loan Exposure of all Domestic Lenders, (ii) with respect to all payments, computations and other matters relating to the Working Capital Revolving Loan Commitment or the Working Capital Revolving Loans of any Domestic Lender or any Letters of Credit issued or participations therein purchased by any Domestic Lender, the percentage obtained by DIVIDING (x) the Working Capital Revolving Loan Exposure of that Domestic Lender BY (y) the aggregate Working Capital Revolving Loan Exposure of all Domestic Lenders, (iii) with respect to all payments, computations and other matters relating to the Tranche B Term Loan Commitment or the Tranche B Term Loan of any Tranche B Term Loan Lender, the percentage obtained by DIVIDING (x) the Tranche B Term Loan Exposure of that Tranche B Term Loan Lender BY (y) the aggregate Tranche B Term Loan Exposure of all Tranche B Term Loan Lenders, (iv) with respect to all payments, computations and other matters relating to the Revolving B Loan Commitment or the Revolving B Loans of any

         Domestic Lender, the percentage obtained by DIVIDING (x) Revolving B Loan Exposure of that Domestic Lender BY (y) the aggregate Revolving B Loan Exposure of all Domestic Lenders, and (v) for all other purposes with respect to each Lender, the percentage obtained by DIVIDING (x) the sum of the Domestic Term Loan Exposure of that Lender PLUS the Working Capital Revolving Loan Exposure of that Lender PLUS the Tranche B Term Loan Exposure of that Lender PLUS the Revolving B Loan Exposure of that Lender BY (y) the sum of the aggregate Domestic Term Loan Exposure of all Lenders PLUS the aggregate Working Capital Revolving Loan Exposure of all Lenders PLUS the aggregate Tranche B Term Loan Exposure of all Lenders PLUS the aggregate Revolving B Loan Exposure of all Lenders, in any such case as the applicable percentage may be adjusted by assignments permitted pursuant to subsection 10.1.

                  "REQUISITE CLASS LENDERS" means, at any time of determination
         (i) for the Class of Lenders consisting of Domestic Term Loan Lenders, Domestic Term Loan Lenders having or holding more than 66-2/3% of the aggregate Domestic Term Loan Exposure of all Domestic Term Loan Lenders, (ii) for the Class of Lenders consisting of Working Capital Revolving Loan Lenders, Working Capital Revolving Loan Lenders having or holding more than 66-2/3% of the aggregate Working Capital Revolving Loan Exposure of all Working Capital Revolving Loan Lenders, (iii) for the Class of Lenders consisting of Tranche B Term Loan Lenders, Tranche B Term Loan Lenders having or holding more than 66-2/3% of the aggregate Tranche B Term Loan Exposure of all Tranche B Term Loan Lenders and (iv) for the Class of Lenders consisting of Revolving B Loan Lenders, Revolving B Loan Lenders having or holding more than 66-2/3% of the aggregate Revolving B Loan Exposure of all Revolving B Loan Lenders.

                  "REVOLVING B LOAN COMMITMENT TERMINATION DATE" means June 15, 2004.

                  "REVOLVING LOAN COMMITMENT TERMINATION DATE" means December 31, 2004.

                  "REVOLVING LOAN EXPOSURE" means the Working Capital Revolving Loan Exposure and the Revolving B Loan Exposure or any combination thereof.

                  "REVOLVING LOANS" means Working Capital Revolving Loans and Revolving B Loans or any combination thereof.

                  "REVOLVING NOTES" means the Working Capital Revolving Notes and the Revolving B Notes or any combination thereof.

                  B. Subsection 1.1 of the Credit Agreement is hereby further amended by deleting the definition "ACQUISITION LOAN EXPOSURE".

                  C. Subsection 1.1 of the Credit Agreement is hereby further amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:

                  "MDCP II GUARANTY" means a guaranty agreement to be executed by Madison Dearborn Capital Partners II, L.P., a Delaware limited partnership, in favor of the Agent for the benefit of the Revolving B Loan Lenders in an amount up to $30,000,000, substantially in the form of Exhibit XXVII annexed hereto, as such guaranty agreement may hereafter be amended, supplemented or otherwise modified from time to time.

                  "MDCP II GUARANTY CONDITIONS" means the receipt by the Agent of

                           (i)  an executed original of the MDCP II Guaranty;

                           (ii) certified copies of the organization documents
                  of Madison Dearborn Capital Partners II, L.P. ("MDCP II"), together with a good standing certificate from the secretary of state of its jurisdiction of organization, each dated a recent date prior to the date of the MDCP II Guaranty;

                           (iii) resolutions of the general partner of MDCP II
                  approving and authorizing the execution, delivery and performance of the MDCP II Guaranty, certified as of the date of the MDCP II Guaranty by such general partner as being in full force and effect without modification or amendment;

                           (iv) signature and incumbency certificates of the
                  officers of the general partner of MDCP II executing the MDCP II Guaranty;

                           (v) a certificate of the general partner of MDCP II
                  (A) certifying as to the compliance of the MDCP II Guaranty with the terms and conditions of the limited partnership agreement of MDCP II, (B) affirming that the representations and warranties in Section 3 of the MDCP II Guaranty are true and correct with respect to MDCP II as of the date of the MDCP II Guaranty and (C) certifying that no Event of Default (as defined in the MDCP II Guaranty) will exist after giving effect to the MDCP II Guaranty, such certificate to be in form and substance reasonably satisfactory to the Agent; and

                           (vi) a legal opinion of counsel to MDCP II in form
                  and substance reasonably satisfactory to Agent.

                  "MINTER BRIDGE SALE" shall have the meaning assigned thereto in the Third Amendment.

         2.2 AMENDMENTS TO SECTION 2: AMOUNTS AND TERMS OF COMMITMENTS AND
LOANS.

         A. Subsection 2.1A(vii) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

                   (vii) REVOLVING B LOANS. Each Revolving B Loan Lender severally agrees, subject to the limitations set forth below in the last sentence hereof, to lend to Company from time to time during the period from the Second Amendment Effective Date to the Revolving B Loan Commitment Termination Date an aggregate amount not exceeding its Pro Rata Share of the aggregate amount of the Revolving B Loan Commitment to be used for the purposes identified in subsection 2.5F. The amount of each Revolving B Loan Lender's Revolving B Loan Commitment is set forth opposite its name on Schedule 2.1 annexed hereto and the aggregate amount of the Revolving B Loan Commitments as of the Second Amendment Effective Date is $30,000,000; provided that the Revolving B Loan Commitment of Lenders shall be adjusted to give effect to any assignments of the Revolving B Loan Commitment pursuant to subsection 10.1B; and provided further, that the Revolving B Loan Commitment shall be reduced from time to time by the amount of any reductions thereto made pursuant to subsections 2.4B(ii) and 2.4B(iii). Each Revolving B Loan Lender's Revolving B Loan Commitment shall expire on the Revolving B Loan Commitment Termination Date and all Revolving B Loans and all other amounts owed hereunder with respect to the Revolving B Loans and the Revolving B Loan Commitments shall be paid in full no later than that date. Amounts borrowed under this subsection 2.1A(vii) may be repaid and reborrowed to but excluding the Revolving B Loan Commitment Termination Date; provided that from June 16, 2002 through January 31, 2003 and from June 16, 2003 through January 31, 2004, the Company may not have any outstanding Revolving B Loans.

         B. Subsection 2.4A of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

         2.4 REPAYMENTS, PREPAYMENTS AND REDUCTIONS IN REVOLVING LOAN COMMITMENTS; GENERAL PROVISIONS REGARDING PAYMENTS.

         A.  SCHEDULED PAYMENTS OF TERM LOANS.

                  (i) SCHEDULED PAYMENTS OF DOMESTIC TERM LOANS. Company shall make principal payments on the Domestic Term Loans in installments on the dates and in the amounts set forth below:

                  ------------------------------ ----------------------------
                                                   Scheduled Repayment of
                              Date                   Domestic Term Loans
                  ------------------------------ ----------------------------
                             6/30/03                     $3,500,000
                  ------------------------------ ----------------------------
                             9/30/03                     $7,000,000
                  ------------------------------ ----------------------------
                            12/31/03                     $7,000,000
                  ------------------------------ ----------------------------
                             6/30/04                     $5,000,000
                  ------------------------------ ----------------------------
                             9/30/04                     $10,000,000
                  ------------------------------ ----------------------------
                            12/31/04                    not more than
                                                       $20,295,716.38*
                  ------------------------------ ----------------------------

                  *To the extent that the Net Asset Sale Proceeds of the Sun Gro Sale exceed $113,250,000 (such excess amount, the "Excess Amount") and/or to the extent that the Minter Bridge Sale has occurred, such scheduled repayments shall be reduced to the extent that such Excess Amount and the Net Asset Sale Proceeds from the Minter Bridge Sale are applied to prepay the Domestic Term Loans and the Acquisition Loans pursuant to Section 3A of the Third Amendment.

; provided that the scheduled installments of principal of the Domestic Term Loans set forth above shall be reduced in connection with any voluntary or mandatory prepayments of the Domestic Term Loans in accordance with subsection 2.4B(iv); and provided, further that the Domestic Term Loans and all other amounts owed hereunder with respect to the Domestic Term Loans shall be paid in full no later than December 31, 2004, and the final installment payable by Company in respect of the Domestic Term Loans on such date shall be in an amount, if such amount is different from that specified above, sufficient to repay all amounts owing by Company under this Agreement with respect to the Domestic Term Loans.

                  (ii) [RESERVED].

                  (iii) SCHEDULED PAYMENTS OF TRANCHE B TERM LOANS. Company shall make principal payments on the Tranche B Term Loans in installments on the dates and in the amounts set forth below:

                   --------------------------- ---------------------------------
                             Date               Scheduled Repayment of Tranche
                                                         B Term Loans
                   --------------------------- ---------------------------------
                           12/31/04             not more than $52,590,533.62*
                   --------------------------- ---------------------------------

                   *To the extent that the Net Asset Sale Proceeds of the Sun Gro Sale exceed $113,250,000 (such excess amount, the "Excess Amount") and/or to the extent that the Minter Bridge Sale has occurred, such scheduled repayments shall be reduced to the extent that such Excess Amount and the Net Asset Sale Proceeds from the Minter Bridge Sale are applied to prepay the Tranche B Term Loans pursuant to Section 3A of the Third Amendment.

; provided that the scheduled installments of principal of the Tranche B Term Loans set forth above shall be reduced in connection with any voluntary or mandatory prepayments of the applicable Tranche B Term Loans in accordance with subsection 2.4B(iv); and provided, further that the Tranche B Term Loans and all other amounts owed hereunder with respect to the Tranche B Term Loans shall be paid in full no later than December 31, 2004, and the final installment payable by the Company in respect of the Tranche B Term Loans on such date shall be in an amount if such amount is different from that specified above, sufficient to repay all amounts owing by Company under this Agreement with respect to the Tranche B Term Loans.

         C. Subsection 2.4B(iii)(e) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

                  (e) PREPAYMENTS AND REDUCTIONS FROM CONSOLIDATED EXCESS CASH FLOW. In the event that there shall be Consolidated Excess Cash Flow for any Fiscal Year, the applicable Borrower shall, no later than 90 days after the end of such Fiscal Year, prepay the Loans and/or the Revolving Loan Commitments shall be permanently reduced in an aggregate amount equal to 50% of such Consolidated Excess Cash Flow; PROVIDED, HOWEVER, that no prepayment pursuant to this subsection 2.4B(iii)(e) shall be required with respect to Consolidated Excess Cash Flow for Fiscal Year 2001.

         D. Subsections 2.4(B)(iv)(a), 2.4(B)(iv)(b) and 2.4(B)(iv)(c) of the Credit Agreement are hereby amended by deleting them in their entireties and substituting the following therefor:

         (iv) APPLICATION OF PREPAYMENTS AND UNSCHEDULED REDUCTIONS OF REVOLVING LOAN COMMITMENTS.

                  (a) APPLICATION OF VOLUNTARY PREPAYMENTS BY TYPE OF LOANS AND ORDER OF MATURITY. Any voluntary prepayments pursuant to subsection 2.4B(i) shall be applied as specified by the Borrower in the applicable notice of prepayment; provided that in the event Company fails to specify the Loans to which any such prepayment shall be applied, such prepayment shall be applied first to repay outstanding Swing Line Loans to the full extent thereof, second, to repay outstanding Revolving B Loans to the full extent thereof, third to repay outstanding Working Capital Revolving Loans to the full extent thereof, and fourth to repay outstanding Domestic Term Loans and the Tranche B Term Loans on a pro rata basis (in accordance with the respective outstanding principal amounts thereof). Any voluntary prepayments of the Term Loans pursuant to subsection 2.4(B)(i) (whether the application thereof is specified by Company or not) shall be applied to prepay the Domestic Term Loans and the Tranche B Term Loans on a pro rata basis (in accordance with the respective outstanding principal amounts thereof) and to reduce the scheduled installments of principal of the Term Loans set forth in subsection 2.4A(i) and 2.4A(iii) in inverse order of maturity.

                  (b) APPLICATION OF MANDATORY PREPAYMENTS BY TYPE OF LOANS. Any amount (the "APPLIED AMOUNT") required to be applied as a mandatory prepayment of the Loans and/or a reduction of the Revolving Loan Commitments pursuant to subsection 2.4B(iii) shall be applied first (x) in the event of a prepayment pursuant to subsection 2.4B(iii)(a) or
         (b), to prepay the Domestic Term Loans and the Tranche B Term Loans on a pro rata basis to the full extent thereof, and (y) in the event of a prepayment pursuant to subsection 2.4B(iii)(c), (d) or (e), to prepay the Domestic Term Loans and the Tranche B Term Loans on a pro rata basis to the full extent thereof, second, to the extent of any remaining portion of the Applied Amount, to prepay the Swing Line Loans to the full extent thereof without permanently reducing the Swing Line Loan Commitments by the amount of such prepayment, third to the extent of any remaining portion of the Applied Amount, to prepay the Revolving B Loans to the full extent thereof without permanently reducing the Revolving B Loan Commitments, and fourth, to the extent of any remaining portion of the Applied Amount, to prepay the Working Capital Revolving Loans to the full extent thereof but without permanently reducing the Working Capital Revolving Loan Commitments by the amount of such prepayment.

                  (c) APPLICATION OF MANDATORY PREPAYMENTS OF TERM LOANS BY ORDER OF MATURITY. Any mandatory prepayments of the Term Loans pursuant to subsection 2.4B(iii) shall be applied to reduce the scheduled installments of principal of the Term Loans set forth in subsections 2.4A(i) and 2.4A(iii) in inverse order of maturity. In the case of any such mandatory prepayment of the Tranche B Term Loans with respect to which Company has given Agent written notification, prior to Agent's receipt of such mandatory prepayment, that Company has elected to give each Lender of Tranche B Term Loans the option to waive their rights to receive such prepayment (a "WAIVABLE MANDATORY PREPAYMENT"), Agent shall, upon receipt of such Waivable Mandatory Prepayment, notify each

         Lender of Tranche B Term Loans of such receipt and of the amount of such Waivable Mandatory Prepayment to be applied to such Lender's Tranche B Term Loan and of the designation of such Waivable Mandatory Prepayment as such by Company, PROVIDED FURTHER that Company shall use its reasonable efforts to notify Tranche B Term Loan Lenders of such Waivable Mandatory Prepayment three Business Days prior to the payment to Agent of such Waivable Mandatory Prepayment (it being understood that Company shall have no liability for failing to so notify Tranche B Term Loan Lenders). In the event any Tranche B Term Loan Lender desires to waive such Lender's right to receive such Waivable Mandatory Prepayment, (A) such Lender shall so advise Agent in writing no later than the close of business on the date it receives such notice from Administrative Agent and (B) upon receipt of such written advice from such Lender, Agent shall apply 100% of the amount so waived by such Lender to prepay the Domestic Term Loans on a pro rata basis to the full extent thereof.

         2.3 AMENDMENTS TO SECTION 6: BORROWERS' AFFIRMATIVE COVENANTS.

         Subsection 6.9B of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

                  B. [RESERVED.]

         2.4 AMENDMENTS TO SECTION 7: BORROWERS' NEGATIVE COVENANTS.

         A. Subsection 7.4(vi) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

                  (vi) Company may become and remain liable with respect to Contingent Obligations under Currency Agreements pursuant to which Company obtains foreign currency from another Person (the "COUNTERPARTY") in exchange for Dollars; PROVIDED that (a) the aggregate notional amount for all such Currency Agreements outstanding at any one time shall not exceed the equivalent of $10,000,000, (b) the aggregate amount of foreign currency required to be delivered on any one day by one or more Counterparties under all such Currency Agreements outstanding at any one time shall not exceed the equivalent of $5,000,000; (c) the tenor of any such Currency Agreement shall not exceed twenty-four (24) months, and (d) the expiration date of any such Currency Agreement under which any Lender or any Lender or any of its Affiliates is the counterparty shall not be later than the date of termination of the Working Capital Revolving Loan Commitments;

         B. Subsection 7.6 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

         7.6  FINANCIAL COVENANTS.

         A. MINIMUM INTEREST COVERAGE RATIO. Company shall not permit the ratio of (i) Consolidated EBITDA to (ii) Consolidated Interest Expense for any four Fiscal Quarter period ending in the last day of the applicable Fiscal Quarter set forth below to be less than the correlative ratio indicated:

                                                                MINIMUM INTEREST
                         PERIOD                                 COVERAGE RATIO
                         ------                                 --------------

                  4th Fiscal Quarter, 2001                         1.83:1.00

                  1st Fiscal Quarter, 2002                         1.65:1.00
                  2nd Fiscal Quarter, 2002                         1.65:1.00
                  3rd Fiscal Quarter, 2002                         1.90:1.00
                  4th Fiscal Quarter, 2002                         2.00:1.00

                  1st Fiscal Quarter, 2003                         2.00:1.00
                  2nd Fiscal Quarter, 2003                         2.00:1.00
                  3rd Fiscal Quarter, 2003                         2.00:1.00
                  4th Fiscal Quarter, 2003                         2.10:1.00

                  1st Fiscal Quarter, 2004                         2.10:1.00
                  2nd Fiscal Quarter, 2004 and thereafter          2.25:1.00

         For purposes of this subsection 7.6A, (a) Consolidated Interest Expense shall be reduced by an amount equal to the product of (i) the principal amount of Term Loans and Acquisition Loans prepaid in connection with the Sun Gro Sale and the Minter Bridge Sale TIMES (ii) the sum of (A) the Adjusted Eurodollar Rate PLUS (B) the Applicable Eurodollar Rate Margin for Domestic Term Loans, Canadian Term Loans, Acquisition Loans, Working Capital Revolving Loans and Swingline Loans in effect at the time the Sun Gro Sale is consummated TIMES (iii) a fraction, the numerator of which is the number of calendar days ending during such four Fiscal Quarter period and prior to the date that the Sun Gro Sale is consummated and the denominator of which is 365 and (b) Consolidated EBITDA shall be calculated on a Pro Forma Basis (after giving effect to the Sun Gro Sale) for each of the four Fiscal Quarters ended subsequent to the Sun Gro Sale.

         B. MAXIMUM CONSOLIDATED LEVERAGE RATIO. Company shall not permit its Consolidated Leverage Ratio, calculated on a Pro Forma Basis, as of the last day of any Fiscal Quarter set forth below for the four Fiscal Quarter period ending on such day to exceed the correlative ratio indicated:

                                                            MAXIMUM CONSOLIDATED
                            PERIOD                             LEVERAGE RATIO
                            ------                             --------------

                  4th Fiscal Quarter, 2001                     4.90:1.00
                  1st Fiscal Quarter, 2002                     4.80:1.00
                  2nd Fiscal Quarter, 2002                     5.10:1.00
                  3rd Fiscal Quarter, 2002                     5.05:1.00
                  4th Fiscal Quarter, 2002                     4.85:1.00

                  1st Fiscal Quarter, 2003                     4.85:1.00
                  2nd Fiscal Quarter, 2003                     4.85:1.00
                  3rd Fiscal Quarter, 2003                     4.75:1.00
                  4th Fiscal Quarter, 2003                     4.50:1.00

                  1st Fiscal Quarter, 2004                     4.50:1.00
                  2nd Fiscal Quarter, 2004 and thereafter      4.20:1.00

         C. MINIMUM CONSOLIDATED NET WORTH. Company shall not permit Consolidated Net Worth at any time during any of the periods set forth below to be less than the correlative amount indicated:

                                                                MINIMUM
                      PERIOD                              CONSOLIDATED NET WORTH
                      ------                              ----------------------

               4th Fiscal Quarter, 2001                        $90,000,000

               1st Fiscal Quarter, 2002                        $96,000,000
               2nd Fiscal Quarter, 2002                        $105,000,000
               3rd Fiscal Quarter, 2002                        $105,000,000
               4th Fiscal Quarter, 2002                        $105,000,000

               1st Fiscal Quarter, 2003                        $105,000,000
               2nd Fiscal Quarter, 2003                        $115,000,000
               3rd Fiscal Quarter, 2003                        $115,000,000
               4th Fiscal Quarter, 2003                        $115,000,000

               1st Fiscal Quarter, 2004                        $115,000,000
               2nd Fiscal Quarter, 2004 and thereafter         $125,000,000

                  For purposes of this subsection 7.6C, Consolidated Net Worth shall be calculated without giving effect to any accelerated amortization of goodwill required under FASB 142.

         D. MINIMUM CONSOLIDATED EBITDA. Company shall not permit Consolidated EBITDA for any four Fiscal Quarter period ending on the last day of any Fiscal Quarter set forth below to be less than the correlative amount indicated; provided, however, that in the event a disposition of assets or operations in an amount in excess of $250,000 (other than a sale or disposition of the Lagoon Valley Property) occurs in a Fiscal Quarter included in the period for which Consolidated EBITDA is being determined, Consolidated EBITDA shall be calculated on a Pro Forma Basis and, except with respect to the Sun Gro Sale, the number set forth below shall be reduced by an amount which is equal to 90% of the Consolidated EBITDA generated by the assets or operations so disposed of for the four Fiscal Quarter period for which the determination is being made:

                                                                   MINIMUM
                        PERIOD                               CONSOLIDATED EBITDA
                        ------                               -------------------

               4th Fiscal Quarter, 2001                          $77,000,000

               1st Fiscal Quarter, 2002                          $51,500,000
               2nd Fiscal Quarter, 2002                          $51,500,000
               3rd Fiscal Quarter, 2002                          $52,000,000
               4th Fiscal Quarter, 2002                          $53,500,000

               1st Fiscal Quarter, 2003                          $53,500,000
               2nd Fiscal Quarter, 2003                          $53,500,000
               3rd Fiscal Quarter, 2003                          $53,500,000
               4th Fiscal Quarter, 2003                          $55,500,000

               1st Fiscal Quarter, 2004                          $55,500,000
               2nd Fiscal Quarter, 2004 and thereafter           $60,000,000

         C. Subsection 7.8 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

         7.8 CONSOLIDATED CAPITAL EXPENDITURES.

         Each Borrower shall not, and shall not permit its Subsidiaries to, make or incur Consolidated Capital Expenditures, in any period indicated below, in an aggregate amount in excess of the corresponding amount (the "MAXIMUM CONSOLIDATED CAPITAL EXPENDITURES AMOUNT") set forth below opposite such period; PROVIDED that the Maximum Consolidated Capital Expenditures Amount for any period shall be increased by an amount equal to the excess (the "CARRY FORWARD AMOUNT"), if any, (PROVIDED however, that in no event shall the Carry Forward Amount exceed 10% of the Maximum Consolidated Capital Expenditures Amount for such previous period) of the Maximum Consolidated Capital Expenditures Amount for the previous period over the actual amount of Consolidated Capital Expenditures for such previous period:

                                                            MAXIMUM CONSOLIDATED
                     PERIOD                                 CAPITAL EXPENDITURE
                     ------                                 -------------------

               Fiscal Year, 2001                            $15,500,000
               Fiscal Year, 2002                            $9,250,000
               Fiscal Year, 2003                            $11,000,000
               Fiscal Year, 2004 and thereafter             $12,000,000

         2.5 AMENDMENTS TO SECTION 8: EVENTS OF DEFAULT.

         Subsection 8.13 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

         8.13 INVALIDITY OF ANY GUARANTY.

                  (i) Any Guaranty for any reason, other than the satisfaction in full of all Obligations, ceases to be in full force and effect (other than in accordance with its terms) or is declared to be null and void, or (ii) any Loan Party or MDCP denies that it has any further liability, including without limitation with respect to future advances by Lenders, under any Loan Document to which it is a party, or gives notice to such effect, or (iii) any "Event of Default" as defined or described in the MDCP Guaranty shall have occurred and be continuing, or (iv) no later than January 4, 2003 or January 4, 2004, respectively, the term of the Madison Dearborn Capital Partners, L.P. limited partnership has not been extended through January 4, 2004 or January 4, 2005, respectively, and the MDCP II Guaranty Conditions have not been satisfied; or

SECTION 3. CONSENTS

         A. SUN GRO SALE. Notwithstanding any provision in the Loan Documents to the contrary, (including, without limitation, subsection 7.1, subsection 7.3, subsection 7.7, subsection 7.13 and subsection 8.12 of the Credit Agreement), the Lenders party hereto consent to a transaction (the "SUN GRO SALE") consisting of several steps, the end result of which will be the disposition by the Loan Parties, directly or indirectly, of all of the assets and liabilities (and, as necessary, together with the common stock of) Sun Gro Horticulture and Sun Gro Canada to a Canadian income trust fund in exchange for proceeds received by such trust from the sale of trust units to the public subject to satisfaction of each of the following conditions:

                  (i) the Net Asset Sale Proceeds received by the Loan Parties shall be cash in an amount not less than $105,000,000;

                  (ii) Company shall have delivered to the Agent an Officer's Certificate stating that the Sun Gro Sale has been consummated in compliance with the provisions of the Subordinated Note Indenture (including, without limitation, Section 4.16 thereof) and, after giving effect to the Sun Gro Sale, no "Default" or "Event of Default" exists under the Subordinated Note Indenture;

                  (iii) immediately upon receipt thereof by the Loan Parties, the first $105,000,000 of the Net Asset Sale Proceeds from the Sun Gro Sale shall be applied in the following manner:

                           (a) first, to the payment in full of the Canadian
                  Term Loans; and

                           (b) second, to the payment of the Domestic Term
                  Loans, the Acquisition Loans and the Tranche B Term Loans, on a pro rata basis (in accordance with the respective outstanding principal amounts thereof) and to reduce the scheduled installments of principal of such Loans in direct order of maturity, whereupon the Canadian Borrower, the Canadian Subsidiary Guarantors and Sun Gro Horticulture (to the extent the Sun Gro Sale includes the sale of the capital stock of Sun Gro Horticulture) shall be released from their respective obligations under the Loan Documents and the Agent shall deliver to or at the direction of the Loan Parties, at their expense, such documentation as is reasonably necessary to evidence the release of the Agent's security interests in the capital stock and assets of the Loan Parties transferred to the Canadian income trust fund in connection with the Sun Gro Sale;

                  (iv) immediately upon receipt thereof by the Loan Parties, any Net Asset Sale Proceeds in excess of $113,250,000 from the Sun Gro Sale shall be applied to the payment of the Domestic Term Loans, the Acquisition Loans and the Tranche B Term Loans, on a pro rata basis (in accordance with the respective outstanding principal amounts thereof) and to reduce the scheduled installments of principal of such Loans in direct order of maturity;

                  (v) the Agent shall have received, for the account of each Lender approving this Amendment, an amendment fee of (a) 75 basis points of such Lender's Revolving Loan Commitment and such Lender's outstanding Domestic Term Loans and Acquisition Loans (after giving effect to the application of the Net Asset Sale Proceeds from the Sun Gro Sale) and (b) 25 basis points of each consenting Lender's outstanding Tranche B Term Loans (after giving effect to the application of the Net Asset Sale Proceeds from the Sun Gro Sale);

                  (vi) the terms and conditions of the Sun Gro Sale shall otherwise be satisfactory to the Agents;

                  (vii) the Agent shall have received such other documents, agreements or information related to the Sun Gro Sale which it may reasonably request;

                  (viii) this Amendment has been executed and delivered by (a) the Requisite Lenders, (b) all Canadian Lenders, (c) all Lenders having Working Capital Revolving Loan Commitments, (d) all Lenders having Domestic Term Loans outstanding, (e) all Lenders having Acquisition Loans outstanding and (f) all Revolving B Loan Lenders (for purposes of this clause (viii), the execution and delivery of this Amendment by a Lender shall be binding upon any successor or assignee of such Lender); and

                  (ix) the Agent shall have received an executed original of an agreement from Madison Dearborn Capital Partners II, L.P. providing that if the term of the Madison Dearborn Capital Partners, L.P. limited partnership fails to be extended for either of the one-year periods ending on or about January, 4 2004 or January 4, 2005, Madison Dearborn Capital Partners II, L.P. shall guaranty the Revolving B Loans and execute the MDCP II Guaranty (by execution of this Amendment, the Lenders party hereto authorize the Agent to accept the MDCP II Guaranty, if so executed).

         Upon consummation of the Sun Gro Sale and the prepayment of the outstanding Loans with the Net Asset Sale Proceeds therefrom in the manner described in clauses (iii) and (iv) above, all outstanding Acquisition Loans automatically shall be reclassified as Domestic Term Loans. The Company shall deliver to the Agent such amendments or allonges to the Notes as are necessary to effect the purposes of the Third Amendment.

         B. MINTER BRIDGE SALE. Notwithstanding any provision in the Loan Documents to the contrary (including, without limitation, subsection 7.7 of the Credit Agreement), the Requisite Lenders consent to the sale (the "MINTER BRIDGE SALE") of the property located at 3150 SE Minter Bridge Road, Hillsboro, Oregon (the "MINTER BRIDGE ASSETS") subject to satisfaction of each of the following conditions:

                  (i) the consideration received for the Minter Bridge Assets shall be in an amount at least equal to the fair market value thereof (as reasonably determined by the Board of Directors of Company);

                  (ii) the sole consideration received shall be in the form of cash and shall be received in full on or before the date that the Minter Bridge Sale is consummated; and

                  (iii) immediately upon receipt thereof by the Loan Parties, the Net Asset Sale Proceeds from the Minter Bridge Sale shall be applied in the following manner:

                           (a) first, to the payment of the Domestic Term Loans,
                  the Acquisition Loans and the Tranche B Term Loans, on a pro rata basis (in accordance with the respective outstanding principal amounts thereof) and to reduce the scheduled installments of principal of such Loans in inverse order of maturity; and

                           (b) second, to the payment of the Canadian Term Loans
                  and to reduce the scheduled installments of principal of the Canadian Term Loans in inverse order of maturity.

         Upon receipt of the Net Asset Sale Proceeds from the Minter Bridge Sale, the Agent shall deliver to the Loan Parties, at the Loan Parties' expense, such documentation as is reasonably necessary to evidence the release of the Agent's security interests in the Minter Bridge Assets.

SECTION 4.  CONDITIONS TO EFFECTIVENESS

         This Amendment shall become effective as of February 1, 2002 (the "THIRD AMENDMENT EFFECTIVE DATE"), provided that all of the following conditions precedent have been met:

         A. COMPANY DOCUMENTS. On or before the Third Amendment Effective Date, Company shall deliver to Lenders (or to Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Third Amendment Effective
Date:

                  1. An executed copy of this Amendment.

                  2. Resolutions of the Board of Directors of Company approving and authorizing the execution, delivery and performance of this Amendment, certified as of the Third Amendment Effective Date by the corporate secretary or an assistant secretary of Company as being in full force and effect without modification or amendment.

                  3. Such other documents as Agent may reasonably request.

         B. EXECUTION OF AMENDMENT BY REQUISITE LENDERS. On or before the Third Amendment Effective Date, the Requisite Lenders shall have executed and delivered copies of this Amendment to Agent.

         C. LEGAL OPINIONS. On or before the Third Amendment Effective Date, the Agent shall have received originally executed copies of one or more favorable written opinions of counsel for Company dated as of the Third Amendment Effective Date which opinions shall be in form and substance reasonably satisfactory to the Agent.

         D. NO MATERIAL ADVERSE EFFECT. Since December 31, 2000, no Material Adverse Effect shall have occurred (as determined by Agent) with respect to Company or its Subsidiaries.

         E. REPRESENTATIONS AND WARRANTIES; PERFORMANCE OF AGREEMENTS. Company shall have delivered to Agent an Officers' Certificate, in form and substance satisfactory to Agent, to the effect that the representations and warranties herein and in Section 5 of the Credit Agreement are true, correct and complete in all material respects on and as of the Third Amendment Effective Date to the same extent as though made on and as of that date (or, to the extent such representations and warranties specifically relate to an earlier date, that such representations and warranties were true, correct and complete in all material respects on and as of such earlier date) and that Company shall have performed in all material respects all agreements and satisfied all conditions which this Amendment or the Credit Agreement provides shall be performed or satisfied by it on or before the Third Amendment Effective Date except as otherwise disclosed to and agreed to in writing by Agent and Requisite Lenders.

         F. CONSOLIDATED LEVERAGE RATIO. The Consolidated Leverage Ratio (calculated on a Pro Forma Basis after giving effect to the Sun Gro Sale and the Minter Bridge Sale) shall be equal to or less than 4.80:1.0. For purposes of the foregoing calculation, (i) Consolidated Average Debt (as calculated on such Pro Forma Basis) shall be determined as of the last day of the most recently ended month, (ii) Consolidated EBITDA shall be determined as of the last day of the most recently ended Fiscal Quarter and (iii) the amount of Net Asset Sale Proceeds received from the Sun Gro Sale and the Minter Bridge Sale shall assumed to be $105,000,000 and $3,000,000 respectively.

         G. OTHER PROCEEDINGS. On or before the Third Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Agent, acting on behalf of Lenders, shall be reasonably satisfactory in form and substance to Agent, and Agent shall have received all such counterpart originals or certified copies of such documents as Agent may reasonably request.

SECTION 5. BORROWERS' REPRESENTATIONS AND WARRANTIES

         In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Borrowers represent and warrant to each Lender that the following statements are true, correct and complete:

         A. CORPORATE POWER AND AUTHORITY. Each Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT").

         B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of each Borrower.

         C. NO CONFLICT. The execution and delivery by each Borrower of this Amendment and the performance by such Borrower of the Amended Agreement do not and will not: (i) violate any provision of any law or any governmental rule or regulation applicable to such Borrower or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of such Borrower or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on such Borrower or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of such Borrower or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of such Borrower or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of such Borrower or any of its Subsidiaries, except for such approvals or consents which will be obtained on or before the Third Amendment Effective Date and disclosed in writing to Lenders.

         D. GOVERNMENTAL CONSENTS. The execution and delivery by each Borrower of this Amendment and the performance by such Borrower of this Amendment do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body (other than filings or recordings required by the transactions contemplated hereunder).

         E. BINDING OBLIGATION. This Amendment has been duly executed and delivered by each Borrower and is the legally valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

         F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Third Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

SECTION 6. ACKNOWLEDGEMENT AND CONSENT

         Each Borrower is a party to certain Collateral Documents, in each case as amended through the Third Amendment Effective Date, pursuant to which such Borrower has created Liens in favor of Agent on certain Collateral to secure the Obligations. Each of the Borrowers, Hines Horticulture, Inc., Sun Gro Horticulture Inc. and MDCP (collectively, the "CREDIT SUPPORT PARTIES") is a party to certain Guaranties and, except for MDCP, Collateral Documents, in each case as amended through the Third Amendment Effective Date, pursuant to which such Credit Support Party has (i) guarantied the Obligations and (ii) except for MDCP, created Liens in favor of Agent on certain Collateral to secure the obligations of such Credit Support Party under such Guaranty of such Credit Support Party. The Guaranties and Collateral Documents referred to above are collectively referred to herein as the "Credit Support Documents".

         Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement and the other Loan Documents effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Obligations, "Guarantied Obligations" and "Secured Obligations," as the case may be (in each case as such terms are defined in the applicable Credit Support Document),including without limitation the payment and performance of all such "Obligations," "Guarantied Obligations" or "Secured Obligations," as the case may be, in respect of the Obligations of Borrowers now or hereafter existing under or in respect of the Amended Agreement.

         Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Third Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         Each Credit Support Party (other than Borrowers) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

SECTION 7. MISCELLANEOUS

         A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                  (i) On and after the Third Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                  (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

         B. FEES AND EXPENSES. Company acknowledges that all reasonable costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

         C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

         D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         E. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

         F. FURTHER ASSURANCES. Company agrees that from time to time, at the expense of Company, Company will promptly execute and deliver any additional amendments and related documents that Agent may reasonably request, in order to effectuate this Amendment and the transactions contemplated hereunder.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                    BORROWERS:

                                    HINES NURSERIES, INC.

                                    By:
                                         ------------------------------
                                    Name:
                                           ----------------------------
                                    Title:
                                            ---------------------------

                                    SUN GRO HORTICULTURE CANADA LTD.

                                    By:
                                       --------------------------------
                                    Name:
                                           ----------------------------
                                    Title:
                                            ---------------------------

                                    CREDIT SUPPORT PARTIES:

                                    HINES HORTICULTURE, INC.

                                    By:
                                        -------------------------------
                                    Name:
                                           ----------------------------
                                    Title:
                                            ---------------------------

                                    SUN GRO HORTICULTURE INC.

                                    By:
                                        -------------------------------
                                    Name:
                                           ----------------------------
                                    Title:
                                            ---------------------------

                           ENVIRO-SAFE LABORATORIES, INC.

                                    By:
                                        -------------------------------
                                    Name:
                                           ----------------------------
                                    Title:
                                            ---------------------------

                           MADISON DEARBORN CAPITAL PARTNERS, L.P.

                           By:  MADISON DEARBORN
                           PARTNERS, L.P., its General Partner

                           By:    Madison Dearborn Partners, Inc.
                                  its General Partner

                                  By:
                                           ----------------------------
                                  Name:
                                           ----------------------------
                                  Title
                                           ----------------------------

                                    LENDERS:

                                    BANKERS TRUST COMPANY,
                                    as a Domestic Lender, Tranche B Term Loan
                                    Lender, Agent and Issuing Lender

                                    By:
                                        -------------------------------
                                    Name:
                                           ----------------------------
                                    Title:
                                            ---------------------------

                                    DEUTSCHE BANK AG, NEW YORK BRANCH, as
                                    Issuing Lender

                                    By:
                                         ------------------------------
                                    Name:
                                           ----------------------------
                                    Title:
                                            ---------------------------

                                    DEUTSCHE BANK CANADA,
                                    as Canadian Agent

                                    By:
                                         ------------------------------
                                    Name:
                                           ----------------------------
                                    Title:
                                            ---------------------------

                                    MONUMENT CAPITAL LIMITED,
                                    as a Lender

                                    By:  ALLIANCE CAPITAL MANAGEMENT L.P., as
                                         Investment Manager

                                    By:  ALLIANCE CAPITAL MANAGEMENT
                                         CORPORATION, as General Partner

                                         By:
                                              ----------------------------------
                                         Name:
                                                --------------------------------
                                         Title:
                                                 -------------------------------

                                    OAK MOUNTAIN LIMITED, as a Lender

                                    By:  ALLIANCE CAPITAL MANAGEMENT L.P., as
                                         Investment Manager

                                    By:  ALLIANCE CAPITAL MANAGEMENT
                                         CORPORATION, as General Partner

                                         By:
                                              ----------------------------------
                                         Name:
                                                --------------------------------
                                         Title:
                                                 -------------------------------

                                    AIMCO CDO SERIES 2000-A,
                                    as a Lender
                                    By: ALLSTATE LIFE INSURANCE COMPANY

                                         By:
                                              ----------------------------------
                                         Name:
                                                --------------------------------
                                         Title:
                                                 -------------------------------

                                         By:
                                              ----------------------------------
                                         Name:
                                                --------------------------------
                                         Title:
                                                 -------------------------------

                                    ALLSTATE LIFE INSURANCE COMPANY,
                                    as a Lender

                                         By:
                                              ----------------------------------
                                         Name:
                                                --------------------------------
                                         Title:
                                                 -------------------------------

                                         By:
                                              ----------------------------------
                                         Name:
                                                --------------------------------
                                         Title:
                                                 -------------------------------

                                    BANK OF AMERICA, N.A.,
                                    as a Lender and as Syndication Agent

                                    By:
                                         ----------------------------------
                                    Name:
                                           --------------------------------
                                    Title:
                                            -------------------------------

                                    BANK OF MONTREAL,
                                    as a Lender

                                    By:
                                         ----------------------------------
                                    Name:
                                           --------------------------------
                                    Title:
                                            -------------------------------

                                    BANK OF NOVA SCOTIA,
                                    as a Lender

                                    By:
                                         ----------------------------------
                                    Name:
                                           --------------------------------
                                    Title:
                                            -------------------------------

                                    BAY VIEW FINANCIAL CORPORATION,
                                    as a Lender

                                    By:
                                         ----------------------------------
                                    Name:
                                           --------------------------------
                                    Title:
                                            -------------------------------

                                    BLACK DIAMOND CLO 2000-1 LTD.,
                                    as a Lender

                                    By:
                                         ----------------------------------
                                    Name:
                                           --------------------------------
                                    Title:
                                            -------------------------------

                                    BOEING CAPITAL CORPORATION,
                                    as a Lender

                                    By:
                                         ----------------------------------
                                    Name:
                                           --------------------------------
                                    Title:
                                            -------------------------------

                                    KZH CYPRESSTREE-1 LLC,
                                    as a Lender

                                    By:  CHASE MANHATTAN BANK

                                    By:
                                         ----------------------------------
                                    Name:
                                           --------------------------------
                                    Title:
                                            -------------------------------

                                    KZH SHOSHONE LLC,
                                    as a Lender

                                    By:  CHASE MANHATTAN BANK

                                    By:
                                         ----------------------------------
                                    Name:
                                           --------------------------------
                                    Title:
                                            -------------------------------

                                    CREDIT AGRICOLE INDOSUEZ,
                                    as a Lender

                                    By:
                                         ----------------------------------
                                    Name:
                                           --------------------------------
                                    Title:
                                            -------------------------------

                                    By:
                                         ----------------------------------
                                    Name:
                                           --------------------------------
                                    Title:
                                            -------------------------------

                                    CYPRESSTREE INVESTMENT FUND, LLC,
                                    as a Lender

                                    By:  CYPRESSTREE INVESTMENT MANAGEMENT CO.,
                                         INC.

                                    By:
                                         ----------------------------------
                                    Name:
                                           --------------------------------
                                    Title:
                                            -------------------------------

                                    CYPRESSTREE INVESTMENT PARTNERS I, LLC, as a
                                    Lender

                                    By:  CYPRESSTREE INVESTMENT MANAGEMENT CO.,
                                         INC.

                                    By:
                                         ----------------------------------
                                    Name:
                                           --------------------------------
                                    Title:
                                            -------------------------------

                                    CYPRESSTREE--NORTH AMERICAN SENIOR FLOATING
                                    RATE FUND,
                                    as a Lender

                                    By:  CYPRESSTREE INVESTMENT MANAGEMENT CO.,
                                         INC.

                                    By:
                                         ----------------------------------
                                    Name:
                                           --------------------------------
                                    Title:
                                            -------------------------------

                                    CYPRESSTREE SENIOR FLOATING RATE FUND, as a
                                    Lender

                                    By:  CYPRESSTREE INVESTMENT MANAGEMENT CO.,
                                         INC.

                                    By:
                                         ----------------------------------
                                    Name:
                                           --------------------------------
                                    Title:
                                            -------------------------------

                                    DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN
                                    BRANCHES,
                                    as a Lender

                                    By:
                                         ----------------------------------
                                    Name:
                                           --------------------------------
                                    Title:
                                            -------------------------------


                                    By:
                                         ----------------------------------
                                    Name:
                                           --------------------------------
                                    Title:
                                            -------------------------------

                                    FLEET NATIONAL BANK,
                                    as a Lender

                                    By:
                                         ----------------------------------
                                    Name:
                                           --------------------------------
                                    Title:
                                            -------------------------------


                                    FRANKLIN FLOAT RATE TRUST,
                                    as a Lender

                                    By:
                                         ----------------------------------
                                    Name:
                                           --------------------------------
                                    Title:
                                            -------------------------------

                                    FREMONT INVESTMENT & LOAN,
                                    as a Lender

                                    By:
                                         ----------------------------------
                                    Name:
                                           --------------------------------
                                    Title:
                                            -------------------------------

                                    HARCH CLO I LIMITED,
                                    as a Lender

                                    By:  HARCH CAPITAL MANAGEMENT, INC.

                                    By:
                                         ----------------------------------
                                    Name:
                                           --------------------------------
                                    Title:
                                            -------------------------------

                                    HARRIS TRUST AND SAVINGS BANK,
                                    as a Lender and Documentation Agent

                                    By:
                                         ----------------------------------
                                    Name:
                                           --------------------------------
                                    Title:
                                            -------------------------------

                                    PACIFICA PARTNERS I, L.P.,
                                    as a Lender

                                    By:  IMPERIAL CREDIT ASSET MANAGEMENT,

                                    as Investment Manager

                                    By:
                                         ----------------------------------
                                    Name:
                                           --------------------------------
                                    Title:
                                            -------------------------------

                                    LASALLE BANK NATIONAL ASSOCATION,
                                    as a Lender

                                    By:
                                         ----------------------------------
                                    Name:
                                           --------------------------------
                                    Title:
                                            -------------------------------

                                   MASSACHUSETTS MUTUAL-
                                    MAPLEWOOD (CAYMAN)LIMITED,
                                    as a Lender

                                    By:  MASSACHUSETTS MUTUAL LIFE INSURANCE
                                         COMPANY, as Investment Manager

                                    By:
                                         ----------------------------------
                                    Name:
                                           --------------------------------
                                    Title:
                                            -------------------------------

                                    MASSACHUSETTS MUTUAL - SIMSBURY CLO,
                                    LIMITED, as a Lender

                                    By:  MASSACHUSETTS MUTUAL LIFE INSURANCE
                                         COMPANY, as Collateral Manager

                                    By:
                                         ----------------------------------
                                    Name:
                                           --------------------------------
                                    Title:
                                            -------------------------------

                                    PNC BUSINESS CREDIT,
                                    as a Lender

                                    By:
                                         ----------------------------------
                                    Name:
                                           --------------------------------
                                    Title:
                                            -------------------------------

                                    By:
                                         ----------------------------------
                                    Name:
                                           --------------------------------
                                    Title:
                                            -------------------------------

                                    NATIONAL CITY BANK,
                                    as a Lender

                                    By:
                                         ----------------------------------
                                    Name:
                                           --------------------------------
                                    Title:
                                            -------------------------------

                                    OPPENHEIMER HARBOURVIEW CDO II LTD.,
                                    as a Lender

                                    By:
                                         ----------------------------------
                                    Name:
                                           --------------------------------
                                    Title:
                                            -------------------------------

                                    PPM SPYGLASS FUNDING TRUST,
                                    as a Lender

                                    By:
                                         ----------------------------------
                                    Name:
                                           --------------------------------
                                    Title:
                                            -------------------------------

                                    COOPERATIEVE CENTRALE RAIFFEISEN-
                                    BOERENLEENBANK B.A., "RABOBANK NEDERLAND",
                                    NEW YORK BRANCH,
                                    as a Lender

                                    By:
                                         ----------------------------------
                                    Name:
                                           --------------------------------
                                    Title:
                                            -------------------------------

                                    By:
                                         ----------------------------------
                                    Name:
                                           --------------------------------
                                    Title:
                                            -------------------------------

                                    STEIN ROE & FARNHAM CLO I LTD.,
                                    as a Lender

                                    By:  STEIN ROE & FARNHAM INCORPORATED, as
                                         Portfolio Manager

                                    By:
                                         ----------------------------------
                                    Name:
                                           --------------------------------
                                    Title:
                                            -------------------------------

                                    STEIN ROE FLOATING RATE LIMITED LIABILITY
                                    COMPANY, as a Lender

                                    By:  STEIN ROE & FARNHAM INCORPORATED, as
                                         Advisor

                                    By:
                                         ----------------------------------
                                    Name:
                                           --------------------------------
                                    Title:
                                            -------------------------------

                                    STEIN ROE CLO I,
                                    as a Lender

                                    By:  STEIN ROE & FARNHAM INCORPORATED, as
                                         Portfolio Manager

                                    By:
                                         ----------------------------------
                                    Name:
                                           --------------------------------
                                    Title:
                                            -------------------------------

                                    LIBERTY-STEIN ROE ADVISOR FLOATING
                                    RATE ADVANTAGE FUND, as a Lender

                                    By:  STEIN ROE & FARNHAM INCORPORATED, as
                                         Portfolio Manager

                                    By:
                                         ----------------------------------
                                    Name:
                                           --------------------------------
                                    Title:
                                            -------------------------------

                                    SRF TRADING, INC., as a Lender

                                    By:  STEIN ROE & FARNHAM INCORPORATED, as
                                         Portfolio Manager

                                    By:
                                         ----------------------------------
                                    Name:
                                           --------------------------------
                                    Title:
                                            -------------------------------

                                    SRF 2000 LLC, as a Lender

                                    By:  STEIN ROE & FARNHAM INCORPORATED, as
                                         Portfolio Manager

                                    By:
                                         ----------------------------------
                                    Name:
                                           --------------------------------
                                    Title:
                                            -------------------------------

                                    TORONTO-DOMINION (NEW YORK), INC.
                                    as a Lender

                                    By:
                                         ----------------------------------
                                    Name:
                                           --------------------------------
                                    Title:
                                            -------------------------------

                                    UNION BANK OF CALIFORNIA
                                    as a Lender

                                    By:
                                         ----------------------------------
                                    Name:
                                           --------------------------------
                                    Title:
                                            -------------------------------

                                    WELLS FARGO BANK, NA,
                                    as a Lender

                                    By:
                                         ----------------------------------
                                    Name:
                                           --------------------------------
                                    Title:
                                            -------------------------------

                                     ANNEX A

                            SUBSIDIARIES OF HOLDINGS

                                     ANNEX B

                                    EXHIBIT I

                           FORM OF NOTICE OF BORROWING

                               NOTICE OF BORROWING

                  Pursuant to that certain Amended and Restated Credit Agreement dated as of June 26, 1998, as amended, supplemented or otherwise modified to the date hereof (said Amended and Restated Credit Agreement, as so amended, supplemented or otherwise modified, being the "CREDIT AGREEMENT", the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Hines Nurseries, Inc., a California corporation ("Company"), and Sun Gro Horticulture Canada Ltd., a Canadian corporation ("SUN GRO CANADA" and together with Company the "BORROWERS"), the financial institutions listed therein as Lenders ("LENDERS"), Deutsche Bank Canada as Canadian agent ("CANADIAN AGENT"), Bank of America, N.A. (formerly Bank of America National Trust and Savings Association) as syndication agent ("SYNDICATION AGENT"), Harris Trust and Savings Bank as documentation agent ("DOCUMENTATION AGENT") and Bankers Trust Company as administrative agent ("AGENT"), this represents [Company's] [Sun Gro Canada's] request to borrow from Lenders, in accordance with their applicable Pro Rata Shares, as follows:

         1.     DATE OF BORROWING:  ___________________, _________
                -----------------

         2.     AMOUNT OF BORROWING:   $___________________
                -------------------

         3.     TYPE OF LOANS:         [ ]   a.  Working Capital Revolving Loan
                -------------          [ ]   b.  Acquisition Loan
                                       [ ]   c.  Swing Line Loan
                                       [ ]   d.  Sun Gro Canada Term Loan
                                       [ ]   e.  Domestic Term Loan
                                       [ ]   f.  Tranche B Term Loan
                                       [ ]   g.  Revolving B Loan



         4.     INTEREST RATE OPTION:  [ ]   a.  Base Rate Loan(s)
                --------------------   [ ]   b.  Eurodollar Rate Loans with an
                                                 initial Interest Period of
                                                 ____________ month(s)
                                       [ ]   c.  Canadian Base Rate Loans
                                       [ ]   d.  Canadian Eurodollar Rate Loans
                                                 with an initial Interest Period
                                                 of ________ month(s)

The proceeds of such Loans are to be credited to the account of the applicable Borrower at the Domestic Funding and Payment Office or at the Canadian Funding and Payment Office, as applicable.

                  The undersigned officer, to the best of his or her knowledge, and [Company][Sun Gro Canada] certify that:

                  (i) The representations and warranties contained in the Credit Agreement and the other Loan Documents are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true, correct and complete in all material respects on and as of such earlier date;

                  (ii) No event has occurred and is continuing or would result from the consummation of the borrowing contemplated hereby that would constitute an Event of Default or a Potential Event of Default;

                  (iii) Each Borrower has performed in all material respects all agreements and satisfied all conditions which the Credit Agreement provides shall be performed or satisfied by it on or before the date hereof; and

                  (iv) After giving effect to the requested Loans, the Total Utilization of Working Capital Revolving Loan Commitments will not exceed the Working Capital Revolving Loan Commitments.

                  (v) The sum of Cash constituting collected and available balances in all Deposit Accounts and Cash Equivalents of Company and its Subsidiaries minus the aggregate amount of all payments reasonably expected to be made by Borrowers and their Subsidiaries within three Business Days of the date hereof does not exceed [$________________] or such larger amount as may be approved by Agent.

                  (vi) WITH RESPECT TO REVOLVING B LOANS ONLY: The Company hereby certifies that the borrowing of such Revolving B Loan is permitted by the indebtedness incurrence test in Section 4.12 of the Subordinated Note Indenture and will constitute "Senior Debt" for purposes thereof. Attached hereto on SCHEDULE 1 are calculations supporting such certification.

DATED: ____________________
                                           [HINES NURSERIES, INC.]
                                           [SUN GRO HORTICULTURE CANADA LTD.]


                                           By:      __________________________
                                           Title:   __________________________

                                   SCHEDULE 1
                                   ----------

                             SUPPORTING CALCULATIONS